EXHIBIT 10.17

                              REVOLVING CREDIT NOTE

$3,500,000                                                    JANUARY 27, 1997

         FOR VALUE RECEIVED, the undersigned BULL RUN CORPORATION, a Georgia corporation (the "Borrower"), hereby promises to pay to the order of NATIONS BANK, N.A. (SOUTH), successor by merger to Bank South, N.A. (herein, together with any subsequent holder hereof, called the "Lender"), the principal sum of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,500,000), or the aggregate outstanding principal amount of the Revolving Credit Loans made to the Borrower by Lender pursuant to the Loan Agreement referred to below, which principal sum shall be payable on the earlier of (i) the Revolving Credit Facility Expiration Date set forth in the Loan Agreement or (ii) the date on which all amounts outstanding under this Revolving Credit Note (the "Note") have become due and payable pursuant to the provisions of Section 9.02 of the Loan Agreement. The Borrower likewise promises to pay interest on the outstanding principal balance of each Revolving Credit Loan made by the Lender to the Borrower, at such interest rates, payable at such times, and computed in such manner, as are specified in the Loan Agreement in strict accordance with the terms thereof.

         This Note is issued pursuant to, and is the Revolving Credit Note referred to in, the Loan Agreement dated as of March 29, 1995, between Borrower and Lender, as amended by the First Modification of Loan Agreement dated as of January 3, 1996, between Borrower and Lender, the Second Modification of Loan Agreement dated as of September 24, 1996 between Borrower and Lender and the Third Modification of Loan Agreement dated as of the date hereof between Borrower and Lender (as the same may be amended from time to time, the "Loan Agreement"), and the Lender is and shall be entitled to all benefits thereof and of all the other Credit Documents executed and delivered to the Lender in connection therewith. Terms defined in the Loan Agreement are used herein with the same meaning. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain Events of Default, provisions relating to repayments on account of principal hereof prior to the maturity hereof, and as provisions for post-default interest rates.

         The Borrower agrees to make payments of principal and interest hereon on the dates and in the amounts specified in the Loan Agreement in strict accordance with the terms thereof.

         In case an Event of Default shall occur and be continuing, the principal and all accrued interest of this Note may automatically become, or may be declared, immediately due and payable in the manner and with the effect provided in the Loan Agreement. The Borrower agrees to pay, and save the Lender harmless against any liability for the payment of, all costs and expenses, including actual and reasonable attorneys' fees, arising in connection with the enforcement by the Lender of any of its rights or remedies under this Note or the Loan Agreement.

         This Note has been delivered in Atlanta, Georgia, and the rights and obligations of the Lender and the Borrower hereunder shall be construed in accordance with and governed by the laws of the State of Georgia (without giving effect to its conflicts of law rules).

         The Borrower expressly waives any presentment, demand, protest or notice in connection with this Note, whether now or hereafter required by applicable law. This Note is intended to be an instrument under seal.

         THIS NOTE IS MADE AND GIVEN IN REPLACEMENT OF THAT CERTAIN PROMISSORY NOTE EXECUTED ON SEPTEMBER 24, 1996 IN THE ORIGINAL PRINCIPAL AMOUNT OF $2,000,000, ISSUED BY THE BORROWER TO THE LENDER, AND IS NOT INTENDED TO BE A NOVATION.


         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed, sealed and

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delivered by its duly authorized officer as of the date first above written.


                                        BULL RUN CORPORATION

(CORPORATE SEAL)

                                        By:   /s/ ROBERT S. PRATHER, JR.
                                              Robert S. Prather, Jr., President